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Shiv Kapoor
Vice President, Strategic Planning & Investor Relations
702-835-6300
InvestorRelations@sppirx.com

Spectrum Pharmaceuticals Reports Second Quarter 2016 Financial Results and Pipeline Update

•	SPI-2012 (eflapegrastim) pivotal Phase 3 study is actively enrolling breast cancer patients in over 80 clinical sites in the U.S.

•	Poziotinib Phase 2 trial is enrolling breast cancer patients who have failed other HER2-directed therapies.

•	Qapzola™ (apaziquone) advisory panel scheduled on September 14, 2016, and FDA decision expected on December 11, 2016.

•
Q2 revenues were $33.9 million, including $30.9 million in product sales. The Company’s sixth FDA approved drug EVOMELA® (melphalan) for injection was launched in the second quarter; formulary access and adoption in top institutions is encouraging.

•	The Company raised $45.1 million in Q2, and an additional $28.8 million in Q3, utilizing an at- the-market security offering.

HENDERSON, Nevada - August 9, 2016 - Spectrum Pharmaceuticals, Inc. (NasdaqGS: SPPI), a biotechnology company with fully integrated commercial and drug development operations with a primary focus in Hematology and Oncology, announced today financial results for the three-month period ended June 30, 2016.

“I am very pleased with the progress we have made on our pipeline and our commercial portfolio,” said Rajesh C. Shrotriya, MD, Chairman and Chief Executive Officer of Spectrum Pharmaceuticals. "Our advanced development pipeline includes treatments for chemotherapy-induced neutropenia, breast cancer, and bladder cancer. The success of any of these drugs could transform the company. We are currently enrolling patients in the pivotal program for SPI-2012, which we believe has shown a compelling clinical profile in Phase 2 studies. In addition, Poziotinib has the potential to be a best in class pan-HER inhibitor, and we recently started enrolling breast cancer patients who have failed other HER2-directed therapies in a Phase 2 trial. Qapzola for post-surgical treatment of non-muscle invasive bladder cancer is under FDA review and we look forward to presenting our case to an FDA advisory panel next month. We are making advances in our pipeline that could lead to novel cancer therapies that would benefit both patients and shareholders.”

Pipeline Update:

•
SPI-2012 (eflapegrastim), a novel long-acting GCSF: A pivotal Phase 3 study was initiated under a Special Protocol Assessment (SPA) from the FDA in Q1 2016 to evaluate SPI-2012 in the management of chemotherapy-induced neutropenia in approximately 580 patients with breast cancer. Enrollment is on track and the company expects to file a BLA in 2018. Moderate to severe neutropenia is a serious side effect of certain chemotherapeutic agents which can lead to infection, hospitalization, and even death. The Phase 2 data demonstrated that SPI-2012 was non-inferior to pegfilgrastim at the middle dose tested, and statistically superior in terms of duration of severe neutropenia at the highest dose tested. SPI-2012 was also shown to have an acceptable safety profile with no significant dose-related or unexpected toxicities.

•
Poziotinib, a potential best-in-class, novel, pan-HER inhibitor: Spectrum is continuing to enroll a Phase 2 breast cancer program in the U.S., based on promising Phase 1 efficacy data in breast cancer patients who had failed multiple other HER2-directed therapies. In addition, multiple Phase

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

2 studies are being conducted in South Korea by Hanmi Pharmaceuticals and National OncoVenture.

•
Qapzola, a potent tumor-activated drug being investigated for non-muscle invasive bladder cancer: The FDA is expected to make a decision on Qapzola’s approval by the PDUFA date of December 11, 2016. The FDA plans to hold an advisory committee meeting on September 14, 2016. The Company is actively enrolling an additional randomized, placebo-controlled Phase 3 trial under a SPA agreement. The Phase 3 study has been specifically designed to build on learnings from the previous studies, as well as recommendations from the FDA.

Three-Month Period Ended June 30, 2016 (All numbers are approximate)
GAAP Results
Total product sales were $30.9 million in the second quarter of 2016. Product sales in the second quarter included: FUSILEV® (levoleucovorin) net sales of $10.5 million, FOLOTYN® (pralatrexate injection) net sales of $11.0 million, ZEVALIN® (ibritumomab tiuxetan) net sales of $2.8 million, MARQIBO® (vinCRIStine sulfate LIPOSOME injection) net sales of $2.1 million, BELEODAQ® (belinostat for injection) net sales of $3.7 million and EVOMELA® (melphalan) for injection net sales of $0.9 million.
Spectrum recorded net loss of $24.3 million, or $(0.35) per basic and diluted share in the three-month period ended June 30, 2016, compared to net loss of $2.3 million, or $(0.04) per basic and diluted share in the comparable period in 2015. Total research and development expenses were $14.3 million in the quarter, as compared to $9.6 million in the same period in 2015. Selling, general and administrative expenses were $27.6 million in the quarter, compared to $22.6 million in the same period in 2015.
Non-GAAP Results
Spectrum recorded non-GAAP net loss of $3.7 million, or $(0.05) per basic and diluted share in the three-month period ended June 30, 2016, compared to non-GAAP net loss of $0.5 million, or $(0.01) per basic and diluted share in the comparable period in 2015. Non-GAAP research and development expenses were $12.9 million, as compared to $9.1 million in the same period of 2015. Non-GAAP selling, general and administrative expenses were $16.1 million, as compared to $19.7 million in the same period in 2015.
Conference Call
Tuesday, August 9, 2016 @ 4:30 p.m. Eastern/1:30 p.m. Pacific
Domestic:     (877) 837-3910, Conference ID# 49557622
International:    (973) 796-5077, Conference ID# 49557622
This conference call will also be webcast. Listeners may access the webcast, which will be available on the investor relations page of Spectrum Pharmaceuticals' website: www.sppirx.com on August 9, 2016 at 4:30 p.m. Eastern/1:30 p.m. Pacific.
About Spectrum Pharmaceuticals, Inc.
Spectrum Pharmaceuticals is a leading biotechnology company focused on acquiring, developing, and commercializing drug products, with a primary focus in Hematology and Oncology. Spectrum currently markets six hematology/oncology drugs, and expects an FDA decision on another drug in the second half of 2016. Additionally, Spectrum’s pipeline includes three drugs in advanced stages of clinical development that have the potential to transform the Company. Spectrum's strong track record for in-licensing and acquiring differentiated drugs, and expertise in clinical development have generated a robust, diversified, and growing pipeline of product candidates in advanced-stage Phase 2 and Phase 3 studies. More information on Spectrum is available at www.sppirx.com.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

Forward-looking statement - This press release may contain forward-looking statements regarding future events and the future performance of Spectrum Pharmaceuticals that involve risks and uncertainties that could cause actual results to differ materially. These statements are based on management's current beliefs and expectations. These statements include, but are not limited to, statements that relate to Spectrum’s business and its future, including certain company milestones, Spectrum's ability to identify, acquire, develop and commercialize a broad and diverse pipeline of late-stage clinical and commercial products, the timing and results of FDA decisions, and any statements that relate to the intent, belief, plans or expectations of Spectrum or its management, or that are not a statement of historical fact. Risks that could cause actual results to differ include the possibility that Spectrum’s existing and new drug candidates may not prove safe or effective, the possibility that our existing and new applications to the FDA and other regulatory agencies may not receive approval in a timely manner or at all, the possibility that our existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that our efforts to acquire or in-license and develop additional drug candidates may fail, our dependence on third parties for clinical trials, manufacturing, distribution and quality control and other risks that are described in further detail in the Company's reports filed with the Securities and Exchange Commission. The Company does not plan to update any such forward-looking statements and expressly disclaims any duty to update the information contained in this press release except as required by law.

SPECTRUM PHARMACEUTICALS, INC. ®,FUSILEV®, FOLOTYN®, ZEVALIN®, MARQIBO®,BELEODAQ® , and EVOMELA® are registered trademarks of Spectrum Pharmaceuticals, Inc. and its affiliates. REDEFINING CANCER CARE™ and QAPZOLA™ and the Spectrum Pharmaceuticals' logos are trademarks owned by Spectrum Pharmaceuticals, Inc. Any other trademarks are the property of their respective owners.

© 2016 Spectrum Pharmaceuticals, Inc. All Rights Reserved

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenues:
Product sales, net	$30,887	$35,144	$66,129	$73,557
License fees and service revenue	3,062	9,838	11,686	10,042
Total revenues	$33,949	$44,982	$77,815	$83,599
Operating costs and expenses:
Cost of product sales (excludes amortization and impairment charges of intangible assets)	5,609	5,990	11,212	13,061
Cost of service revenue	2,214	—	3,495	—
Selling, general and administrative	27,620	22,552	49,583	45,886
Research and development	14,281	9,558	29,744	25,409
Amortization and impairment charges of intangible assets	6,306	6,916	12,145	20,938
Total operating costs and expenses	56,030	45,016	106,179	105,294
Loss from operations	(22,081)	(34)	(28,364)	(21,695)
Other (expense) income:
Interest expense, net	(2,375)	(2,258)	(4,714)	(4,486)
Change in fair value of contingent consideration related to acquisitions	(285)	(146)	(1,327)	(646)
Other income (expense), net	340	69	618	(966)
Total other expenses	(2,320)	(2,335)	(5,423)	(6,098)
Loss before income taxes	(24,401)	(2,369)	(33,787)	(27,793)
Benefit (provision) for income taxes	106	23	171	(115)
Net loss	$(24,295)	$(2,346)	$(33,616)	$(27,908)
Net loss per share:
Basic and diluted	$(0.35)	$(0.04)	$(0.50)	$(0.43)
Weighted average shares outstanding:
Basic and diluted	68,575,021	65,466,004	67,146,188	65,167,162

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Balance Sheets
(In thousands, expect per share and par value amounts)
(Unaudited)

	June 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$155,759	$139,741
Marketable securities	247	245
Accounts receivable, net of allowance for doubtful accounts of $15 and $120, respectively	34,319	30,384
Other receivables	6,968	12,572
Inventories	6,405	4,176
Prepaid expenses and other assets	2,954	3,507
Total current assets	206,652	190,625
Property and equipment, net of accumulated depreciation	643	918
Intangible assets, net of accumulated amortization and impairment charges	178,312	190,335
Goodwill	17,997	17,960
Other assets	25,600	19,211
Total assets	$429,204	$419,049
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued liabilities	$48,208	$56,539
Accrued payroll and benefits	6,496	8,188
Deferred revenue	3,461	6,130
Drug development liability	156	259
Acquisition-related contingent obligations	—	5,227
Total current liabilities	58,321	76,343
Drug development liability, less current portion	14,227	14,427
Deferred revenue, less current portion	750	383
Acquisition-related contingent obligations, less current portion	1,993	1,439
Deferred tax liability	6,831	6,779
Other long-term liabilities	8,661	7,444
Convertible senior notes	102,522	99,377
Total liabilities	193,305	206,192
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized:	—	—
Series B junior participating preferred stock, $0.001 par value; 1,500,000 shares authorized; no shares issued and outstanding	—	—
Series E Convertible Voting Preferred Stock, $0.001 par value and $10,000 stated value; 2,000 shares authorized; 0 and 20 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively (the prior year balance relates to the 20 shares of preferred stock which were converted into 40,000 shares of common stock in the current year)	—	123
Common stock, $0.001 par value; 175,000,000 shares authorized; 75,902,704 and 68,228,935 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	75	68
Additional paid-in capital	606,220	552,108
Accumulated other comprehensive loss	(2,651)	(5,319)
Accumulated deficit	(367,745)	(334,123)
Total stockholders’ equity	235,899	212,857
Total liabilities and stockholders’ equity	$429,204	$419,049

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

Non-GAAP Financial Measures

In this press release, Spectrum reports certain historical and expected non-GAAP results. Non-GAAP financial measures are reconciled to the most directly comparable GAAP financial measure in the tables of this press release and the accompanying footnotes. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the below table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the Company's on-going core operating performance.

Management uses non-GAAP net income (loss) in its evaluation of the Company's core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. Management believes that providing these non-GAAP financial measures allows investors to view the Company's financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the Company's business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Reconciliation of Non-GAAP Adjustments for Condensed Consolidated Statements of Operations
(In thousands, expect per share amounts)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
GAAP product sales, net & license fees and service revenue	$33,949	$44,982	$77,815	$83,599
Non GAAP adjustments to product sales, net & license fees and service revenue:	—	(9,682)	(6,000)	(9,682)
Total adjustments to product sales, net & license fees and service revenue	—	(9,682)	(6,000)	(9,682)
Non-GAAP product sales & license and contract revenue	33,949	35,300	71,815	73,917
GAAP cost of product sales (excludes amortization and impairment of intangible assets)	5,609	5,990	11,212	13,061
Non-GAAP adjustments to cost of product sales	—	—	—	—
Non-GAAP cost of product sales (excludes amortization and impairment of intangible assets)	5,609	5,990	11,212	13,061
GAAP cost of service revenue	2,214	—	3,495	—
Non-GAAP adjustments to cost of service revenue	—	—	—
Non-GAAP cost of service revenue	2,214	—	3,495	—
GAAP selling, general and administrative expenses	27,620	22,552	49,583	45,886
Non GAAP adjustments to SG&A:
Stock-based compensation	(2,790)	(3,087)	(5,559)	(5,116)
Litigation expenses	(8,518)	25	(10,813)	441
Insurance reimbursement under D&O policy	—	365	—	1,746
Depreciation expense	(164)	(177)	(329)	(345)
Total adjustments to SG&A	(11,472)	(2,874)	(16,701)	(3,274)
Non-GAAP selling, general and administrative	16,148	19,678	32,882	42,612
GAAP research and development	14,281	9,558	29,744	25,409
Non-GAAP adjustments to R&D:
Stock-based compensation	(637)	(441)	(1,045)	(873)
Depreciation expense	(3)	(3)	(6)	(6)
Other R&D milestone payments	(770)	—	(2,826)	(3,000)
Total adjustments to R&D	(1,410)	(444)	(3,877)	(3,879)
Non-GAAP research and development	12,871	9,114	25,867	21,530
GAAP amortization and impairment of intangible assets	6,306	6,916	12,145	20,938
Non-GAAP adjustments to amortization and impairment charges of intangible assets:
Amortization expense	(6,306)	(6,916)	(12,145)	(13,778)
Impairment of FUSILEV distribution rights	—	—	—	(7,160)
Total adjustments to amortization and impairment charges of intangible assets	(6,306)	(6,916)	(12,145)	(20,938)
Non-GAAP amortization and impairment of intangibles	—	—	—	—
GAAP loss from operations	(22,081)	(34)	(28,364)	(21,695)
Non-GAAP adjustments to loss from operations	19,188	552	26,723	18,409
Non-GAAP income (loss) from operations	(2,893)	518	(1,641)	(3,286)
GAAP total other (expenses) income, net	(2,320)	(2,335)	(5,423)	(6,098)
Market-to-market of contingent consideration	285	146	1,327	646
(Gain) Loss on foreign currency exchange	(206)	(127)	(433)	1,019
Accretion of discount on 2018 Convertible Notes	1,416	1,298	2,800	2,569
Total adjustments to other (expenses) income, net	1,495	1,317	3,694	4,234
Non-GAAP total other expenses, net	(825)	(1,018)	(1,729)	(1,864)
GAAP benefit (provision) for income taxes	106	23	171	(115)
Adjustment to benefit (provision) for income taxes	(106)	(23)	(171)	115
Non-GAAP benefit (provision) for income taxes	—	—	—	—
GAAP net loss	(24,295)	(2,346)	(33,616)	(27,908)
Total non-GAAP adjustments	20,577	1,846	30,246	22,758
Non-GAAP net loss	$(3,718)	$(500)	$(3,370)	$(5,150)
Non-GAAP loss per share:
Basic	$(0.05)	$(0.01)	$(0.05)	$(0.08)
Diluted	$(0.05)	$(0.01)	$(0.05)	$(0.08)
Weighted average shares outstanding:
Basic	68,575,021	65,466,004	67,146,188	65,167,162
Diluted	68,575,021	65,466,004	67,146,188	65,167,162

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI